                                                                    Exhibit 10.6

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED UNLESS SUCH SALE OR TRANSFER IS IN ACCORDANCE WITH THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS OR SOME OTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF SUCH ACT AND APPLICABLE LAWS IS AVAILABLE WITH RESPECT THERETO.

                        PREFERRED STOCK PURCHASE WARRANT

Warrant No. _______________  Number of Shares: To be determined pursuant to
                             SECTION 2 below of Series F Convertible Preferred
                                Stock, $0.001 par value per share

                             NXSTAGE MEDICAL, INC.

                        Effective as of December 23, 2004

                          Void after December 23, 2011

      1. ISSUANCE. This Preferred Stock Purchase Warrant (the "Warrant") is issued to LIGHTHOUSE CAPITAL PARTNERS IV, L.P., or its registered assigns (the "Holder"), by NXSTAGE MEDICAL, INC., a Delaware corporation (hereinafter with its successors called the "Company").

      2. PURCHASE PRICE; NUMBER OF SHARES. The Holder commencing on the date hereof is entitled upon surrender of this Warrant with the subscription form annexed hereto duly executed, at the principal office of the Company, to purchase from the Company that number of fully paid and nonassessable shares (the "Shares") of Series F Preferred Stock, $.0.001 par value, of the Company (the "Preferred Stock") equal to $300,000 divided by the Purchase Price (as defined below). As used in this Warrant, the "Purchase Price" shall equal the lesser of (i) $7.28 (the per share price of the Preferred Stock), or (ii) the price per share of securities issued in an Equity Infusion, if such Equity Infusion occurs prior to the exercise of this Warrant, provided that:

            (a) if the Equity Infusion is an initial Public Offering (as defined below), the price per share of securities is the price to the public of the shares of the Company's Common Stock, $0.01 par value per share (the "Common Stock"), issued and sold in the offering, and

            (b) if the Equity Infusion is a Next Round Financing (as defined below), the price per share of equity securities is the price at which shares of the Company's preferred stock are issued in such Next Round Financing,

            (c) in the case of an Equity Infusion other than an initial Public Offering or a Next Round Financing, the price per share of securities is the fair market value (as determined by the Board of Directors of the Company) of the consideration per share of Preferred Stock issued in the Equity Infusion.

Notwithstanding the foregoing, the Purchase Price shall in no event be less than $5.97 per share.

In addition to other terms which may be defined herein, the following terms, as used in this Warrant, shall have the following meanings:

                  (i) "Equity Infusion" shall mean the first to occur of the Company's (a) Next Round Financing, (b) initial Public Offering, or (c) acquisition by or merger into another company, or the sale of all or substantially all assets to another company (other than a merger or consolidation in which all or substantially all of the individuals and entities who were beneficial owners of the capital stock immediately prior to such transaction beneficially own, directly or indirectly, more than 50% of the outstanding securities entitled to vote generally in the election of directors of the resulting, surviving or acquiring corporation in such transaction).

                  (ii) "Next Round Financing" means the Company's next bona fide round of preferred stock equity financing for the purpose of raising working capital for the Company with gross aggregate proceeds to the Company of at least $3,000,000.

Until such time as this Warrant is exercised in full or expires, the Purchase Price and the securities issuable upon exercise of this Warrant are subject to adjustment as hereinafter provided.

      3. PAYMENT OF PURCHASE PRICE; EXERCISE DATE.

            (a) Subject to SECTION 4 below, the Purchase Price may be paid (i) in cash or by check, (ii) by the surrender by the Holder to the Company of any promissory notes or other obligations issued by the Company, with all such notes and obligations so surrendered being credited against the Purchase Price in an amount equal to the principal amount thereof plus accrued interest to the date of surrender, or (iii) by any combination of the foregoing.

            (b) Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in subsection 3(a) above or SECTION 4 below the ("Exercise Date."). At such time, the person or persons in whose name or names any certificates for Shares shall be issuable upon such exercise shall be deemed to have become the Holder or Holders of record of the Shares represented by such certificates.

      4. NET ISSUE ELECTION. The Holder may elect to receive, without the payment by the Holder of any additional consideration, shares of Preferred Stock equal to the value of this Warrant or any portion hereof by the surrender of this Warrant or such portion to the Company, with the net issue election notice annexed hereto duly executed, at the principal office of the Company. Thereupon, the Company shall issue to the Holder such number of fully paid and nonassessable shares of Preferred Stock as is computed using the following formula:

                                       Y(A-B)
                                   X = ------
                                         A

            where:  X  = the number of shares of Preferred Stock to be issued to the Holder pursuant to this SECTION 4.

                    Y  = the number of shares of Preferred Stock covered by this
                         Warrant in respect of which the net issue election is made pursuant to this SECTION 4.

                    A  = the Fair Market Value (defined below) of one share of
                         Preferred Stock, as determined at the time the net issue election is made pursuant to this SECTION 4.

                    B  = the Purchase Price in effect under this Warrant at the time the net issue election is made pursuant to this
                         SECTION 4.

            "Fair Market Value" of a share of Preferred Stock (or fully paid and nonassessable shares of the Company's Common Stock if the Preferred Stock has been automatically converted into Common Stock) as of the date that the net issue election is made (the "Determination Date") shall mean:

                  (i) If the net issue election is made in connection with and contingent upon the closing of the initial sale of the Company's Common Stock to the public in a public offering pursuant to a Registration Statement under the 1933 Act (a "Public Offering"), and if the Company's Registration Statement relating to such Public Offering ("Registration Statement") has been declared effective by the Securities and Exchange Commission, then the initial "Price to Public" specified in the final prospectus with respect to such offering multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible.

                  (ii) If the net issue election is not made in connection with and contingent upon a Public Offering, then as follows:

                        (a) If traded on a securities exchange, the NASDAQ National Market or another nationally recognized trading system as of the Exercise Date, the fair market value of the Common Stock shall be deemed to be the average of the closing or last reported sale prices of the Common Stock on such exchange or market over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible;

                        (b) If otherwise traded in an over-the-counter market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the five day period ending five trading days prior to the Determination Date, and the fair market value of the Preferred Stock shall be deemed to be such fair market value of the Common Stock multiplied by the number of shares of Common Stock into which each share of Preferred Stock is then convertible; and

                        (c) If there is no public market for the Common Stock, then fair market value shall be determined in good faith by the Company's Board of Directors.

      5. PARTIAL EXERCISE. This Warrant may be exercised in part, and the Holder shall be entitled to receive a new warrant, which shall be dated as of the date of this Warrant, covering the number of shares in respect of which this Warrant shall not have been exercised.

      6. FRACTIONAL SHARES. In no event shall any fractional share of Preferred Stock be issued upon any exercise of this Warrant. If, upon exercise of this Warrant in its entirety, the Holder would, except as provided in this SECTION 6, be entitled to receive a fractional share of Preferred Stock, then the Company shall pay to the Holder the value thereof in cash on the basis of Fair Market Value as determined in SECTION 4 above.

      7. EXPIRATION DATE; AUTOMATIC EXERCISE. This Warrant shall expire at the close of business on December 23, 2011 (the "Expiration Date") and shall be void thereafter.

      Notwithstanding the foregoing, this Warrant shall automatically be deemed to be exercised in full pursuant to the provisions of SECTION 4 hereof, without any further action on behalf of the Holder, immediately prior to the time this Warrant would otherwise expire pursuant to this SECTION 7.

      8. RESERVED SHARES; VALID ISSUANCE. The Company covenants that it will at all times from and after the date hereof reserve and keep available such number of its authorized shares of Preferred Stock and Common Stock free from all preemptive or similar rights therein, as will be sufficient to permit, respectively, the exercise of this Warrant in full and the conversion into shares of Common Stock of all shares of Preferred Stock receivable upon such exercise. The Company further covenants that such shares as may be issued pursuant to such exercise and/or conversion will, upon issuance, be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

      9. STOCK SPLITS AND DIVIDENDS. If after the date hereof the Company shall subdivide the Preferred Stock, by split-up or otherwise, or combine the Preferred Stock, or issue additional shares of Preferred Stock in payment of a stock dividend on the Preferred Stock, the number of shares of Preferred Stock issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision or stock dividend, or proportionately decreased in the case of a combination, and the Purchase Price shall forthwith be proportionately decreased in the case of a subdivision or stock dividend, or proportionately increased in the case of a combination. Any adjustment under this SECTION 9 shall become effective at the close of business on the date the dividend, subdivision or combination becomes effective.

      10. ADJUSTMENTS FOR DILUTING ISSUANCES. The other antidilution rights applicable to the Preferred Stock and the Common Stock of the Company, if any, are set forth in the Amended and Restated Certificate of

Incorporation, as amended from time to time (the "Certificate"), a true and complete copy in its current form which is attached hereto as EXHIBIT A. The Company shall promptly provide the Holder hereof with any restatement, amendment or modification to the Certificate promptly after the same has been made.

      11. MERGERS AND RECLASSIFICATIONS. If after the date hereof the Company shall enter into any Reorganization (as hereinafter defined), then, following such Reorganization, the Holder shall receive upon exercise hereof the kind and amount of securities, cash or other property which the Holder would have been entitled to receive pursuant to such Reorganization if such exercise had taken place immediately prior to such Reorganization. In addition, as a condition of such Reorganization, lawful provisions shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, with respect to the rights and interest of the Holder to the end that the provisions hereof (including without limitation, provisions for the adjustment of the Purchase Price and the number of shares issuable hereunder and the provisions relating to the net issue election) shall thereafter be applicable in relation to any shares of stock or other securities and property thereafter deliverable upon exercise hereof. For the purposes of this SECTION 11, the term "Reorganization" shall include without limitation any reclassification, capital reorganization or change of the Preferred Stock (other than as a result of a subdivision, combination or stock dividend provided for in
SECTION 9 hereof), or any consolidation of the Company with, or merger of the Company into, another corporation or other business organization (other than a merger in which the Company is the surviving corporation and which does not result in any reclassification or change of the outstanding Preferred Stock), or any sale or conveyance to another corporation or other business organization of all or substantially all of the assets of the Company in which the Preferred Stock is converted or exchanged for securities, cash or other property.

      12. CERTIFICATE OF ADJUSTMENT. Whenever the Purchase Price is adjusted, as herein provided, the Company shall promptly deliver to the Holder a certificate of the Company's chief financial officer setting forth the Purchase Price after such adjustment and setting forth a brief statement of the facts requiring such adjustment.

      13. NOTICES OF RECORD DATE, ETC. In the event of:

            (a) any taking by the Company of a record of the holders of any class of securities for the purpose of determining the holders thereof who are entitled to receive any dividend or other distribution, or any right to subscribe for, purchase, sell or otherwise acquire or dispose of any shares of stock of any class or any other securities or property, or to receive any other right;

            (b) any reclassification of the capital stock of the Company, capital reorganization of the Company, consolidation or merger involving the Company, or sale or conveyance of all or substantially all of its assets (other than a consolidation or merger in which the Company is the surviving company and its capital stock is not converted or exchanged for any other securities or property); or

            (c) any voluntary or involuntary dissolution, liquidation or winding-up of the Company;

then in each such event the Company will provide or cause to be provided to the Holder a written notice thereof. Such notice shall be provided at least 10 days prior to the date specified in such notice on which any such action is to be taken.

      14. REPRESENTATIONS, WARRANTIES AND COVENANTS. This Warrant is issued and delivered by the Company and accepted by each Holder on the basis of the following representations, warranties and covenants made by the Company:

            (a) The Company has all necessary authority to issue, execute and deliver this Warrant and to perform its obligations hereunder. This Warrant has been duly authorized issued, executed and delivered by the Company and is the valid and binding obligation of the Company, enforceable in accordance with its terms.

            (b) The shares of Preferred Stock issuable upon the exercise of this Warrant as of the date of issuance of this Warrant have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable. If, as a result of an adjustment in the Purchase Price or other adjustment herein, the number of shares of Preferred Stock issuable upon exercise of this Warrant increases, then the Company will undertake to duly authorize and reserve sufficient shares for issuance by the Company, and such shares, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

            (c) The issuance, execution and delivery of this Warrant do not, and the issuance of the shares of Preferred Stock upon the exercise of this Warrant in accordance with the terms hereof will not, (i) violate or contravene the Company's Certificate or by-laws, or any law, statute, regulation, rule, judgment or order applicable to the Company, (ii) violate, contravene or result in a breach or default under any contract, agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound or
(iii) require the consent or approval of or the filing of any notice or registration with any person or entity.

            (d) So long as this Warrant has not terminated, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Preferred Stock if Holder were a holder of that number of shares issuable upon full exercise of this Warrant. In addition, upon exercise of this Warrant, Holder shall be entitled to receive such financial and other information as the Holder would be entitled to receive under the Stock Purchase Agreement applicable to the Preferred Stock if such Holder purchased such number of shares of Preferred Stock under such Stock Purchase Agreement.

            (e) As of the date hereof, the authorized capital stock of the Company consists of (i) 20,000,000 shares of Common Stock, of which 3,510,283 shares are issued and outstanding and 82,418 shares are reserved for issuance upon the exercise of this Warrant with respect to Common Stock and the conversion of the Preferred Stock into Common Stock if this Warrant is exercised with respect to Preferred Stock, (ii) 1,875,000 shares of Series B Preferred Stock, of which 1,875,000 are issued and outstanding shares, (iii) 1,155,169 shares of Series C Preferred Stock, of which 1,151,632 are issued and outstanding shares, (iv) 5,011,173 shares of Series D Preferred Stock, of which 4,857,622 are issued and outstanding shares, (v) 2,690,846 shares of Series E Preferred Stock, of which 2,690,846 are issued and outstanding shares, and (vi) 2,829,671 shares of Series F Preferred Stock, of which 2,747,253 are issued and outstanding shares. Attached hereto as EXHIBIT B is a capitalization table summarizing the capitalization of the Company. Once per calendar quarter, the Company will provide Holder with a current capitalization table indicating changes, if any, to the number of outstanding shares of common stock and preferred stock.

      15. REGISTRATION RIGHTS. The Company grants to the Holder all the rights of a "Holder" and an "Investor" under the Company's Investors' Rights Agreement, dated as of August 18, 2004 (the "Rights Agreement"), including, without limitation, the registration rights contained therein, and agrees to amend the Rights Agreement in such form as is approved by the Company and Lighthouse Capital Partners V, L.P. so that (i) the shares of Common Stock issuable upon conversion of the shares of Preferred Stock issuable upon exercise of this Warrant shall be "Registrable Securities," as amended, and (ii) the Holder shall be a "Holder" and an "Investor" for all purposes of such Rights Agreement.

      16. AMENDMENT. The terms of this Warrant may be amended, modified or waived only with the written consent of the Holder and the Company.

      17. REPRESENTATIONS AND COVENANTS OF THE HOLDER. This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Holder, which by its execution hereof the Holder hereby confirms:

            (a) INVESTMENT PURPOSE. The Holder is acquiring the Warrant and (if and when it exercises this Warrant), it will acquire Preferred Stock for investment and not with a view to the sale or distribution of any part thereof, and the Holder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption, and the Holder has no present or contemplated agreement, undertaking, arrangement, obligation, indebtedness or commitment providing for the distribution thereof.

            (b) ACCREDITED INVESTOR. Holder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D under the 1933 Act, as presently in effect.

            (c) PRIVATE ISSUE. The Holder understands (i) that the Preferred Stock issuable upon exercise of the Holder's rights contained herein is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this SECTION 17.

            (d) FINANCIAL RISK. The Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment and has the ability to bear the economic risks of its investment. The Holder has made such inquiry concerning the Company and its business and personnel as it has deemed appropriate.

      18. NOTICES, TRANSFERS, ETC.

            (a) Any notice or written communication required or permitted to be given to the Holder may be given by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, or delivered by hand to the Holder at the address most recently provided by the Holder to the Company. All notices and other communications from the Holder to the Company in connection herewith shall be mailed by certified or registered mail, postage prepaid, or sent via a reputable nationwide overnight courier service guaranteeing next business day delivery, to the Company at its principal office set forth below. All such notices and communications shall be deemed delivered (i) two business days after being sent by certified or registered mail, return receipt requested, postage prepaid, or (ii) one business day after being sent via a reputable nationwide overnight courier service guaranteeing next business day delivery.

            (b) Subject to compliance with applicable federal and state securities laws, and to the extent requested by the Company, receipt by the Company of an opinion of legal counsel, reasonably satisfactory to the Company, to the effect that such transfer is exempt from the registration requirements of the 1933 Act, this Warrant may be transferred by the Holder with respect to any or all of the shares purchasable hereunder. Subject to the first sentence of this SECTION 18, upon surrender of this Warrant to the principal offices of the Company (or such other office or agency designated by the Company), together with the assignment notice annexed hereto duly executed, for transfer of this Warrant as an entirety by the Holder and upon payment by the Holder of any applicable transfer taxes, the Company shall issue a new warrant of the same denomination to the assignee. Subject to the first sentence of this SECTION 18, upon surrender of this Warrant to the principal offices of the Company (or such other office or agency designated by the Company), together with the assignment hereof properly endorsed, by the Holder for transfer with respect to a portion of the shares of Preferred Stock purchasable hereunder, and upon payment by the Holder of any applicable transfer taxes, the Company shall issue a new warrant to the assignee, in such denomination as shall be requested by the Holder hereof, and shall issue to such Holder a new warrant covering the number of shares in respect of which this Warrant shall not have been transferred.

            (c) In case this Warrant shall be mutilated, lost, stolen or destroyed, the Company shall issue a new warrant of like tenor and denomination and deliver the same (i) in exchange and substitution for and upon surrender and cancellation of any mutilated Warrant, or (ii) in lieu of any Warrant lost, stolen or destroyed, upon receipt of an affidavit of the Holder or other evidence reasonably satisfactory to the Company of the loss, theft or destruction of such Warrant.

            (d) Each certificate representing Shares shall bear a legend substantially in the following form:

            "The securities represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be offered, sold or otherwise transferred, pledged or hypothecated unless and until such securities are registered under such Act or an opinion of counsel satisfactory to the Company is obtained to the effect that such registration is not required."

      The foregoing legend shall be removed from the certificates representing any Shares, at the request of the holder thereof, at such time as they become eligible for resale pursuant to Rule 144(k) under the Securities Act of 1933.

            (e) The Company will maintain a register containing the name and address of the Holder of this Warrant. The Holder may change its address as shown on the warrant register by written notice to the Company requesting such change.

      19. NO IMPAIRMENT. The Company will not, by amendment of its Certificate or through any reclassification, capital reorganization, consolidation, merger, sale or conveyance of assets, dissolution, liquidation, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance of performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder.

      20. GOVERNING LAW. The provisions and terms of this Warrant shall be governed by and construed in accordance with the internal laws of the State of Delaware without giving effect to its principles regarding conflicts of laws.

      21. SUCCESSORS AND ASSIGNS. This Warrant shall be binding upon the Company's successors and assigns and shall inure to the benefit of the Holder's successors, legal representatives and permitted assigns.

      22. BUSINESS DAYS. If the last or appointed day for the taking of any action required or the expiration of any rights granted herein shall be a Saturday or Sunday or a legal holiday in California, then such action may be taken or right may be exercised on the next succeeding day which is not a Saturday or Sunday or such a legal holiday.

      23. ADJUSTMENT FOR CONVERSION OF PREFERRED STOCK. If all of the outstanding shares of Preferred Stock are converted into Common Stock of the Company in accordance with the terms of the Certificate then, effective upon such conversion, (i) this Warrant shall be exercisable for such number of shares of Common Stock as is equal to the number of shares of Common Stock that each share of Preferred Stock was converted into, multiplied by the number of shares of Preferred Stock subject to this Warrant immediately prior to such conversion,
(ii) the Purchase Price shall be the Purchase Price in effect immediately prior to such conversion divided by the number of shares of Common Stock into which each share of Preferred Stock was converted, and (iii) all references in this Warrant to "Preferred Stock" shall thereafter be deemed to refer to "Common Stock."

      24. VALUE. The Company and the Holder agree that the value of this Warrant on the date of grant is $50.

                                   NXSTAGE MEDICAL, INC.

                                   By: /s/ Jeffrey H. Burbank

                                   Name: Jeffrey H. Burbank

                                   Title: President and Chief Executive Officer

                                  SUBSCRIPTION

To: ____________________________

Date: __________________________

The undersigned hereby subscribes for ____________ shares of Preferred Stock covered by this Warrant. The certificate(s) for such shares shall be issued in the name of the undersigned or as otherwise indicated below:

________________________________
Signature

________________________________
Name for Registration

________________________________
Mailing Address

                            NET ISSUE ELECTION NOTICE

To: _________________________                         Date: ____________________

The undersigned hereby elects under Section 4 to surrender the right to purchase shares of Preferred Stock pursuant to this Warrant. The certificate(s) for such shares issuable upon such net issue election shall be issued in the name of the undersigned or as otherwise indicated below:

_____________________________
Signature

_____________________________
Name for Registration

_____________________________
Mailing Address

                                   ASSIGNMENT

For value received ____________________________________________________ hereby sells, assigns and transfers unto ______________________________________________

________________________________________________________________________________
[Please print or typewrite name and address of Assignee]

________________________________________________________________________________
the within Warrant, and does hereby irrevocably constitute and appoint ______its attorney to transfer the within Warrant on the books of the within named Company with full power of substitution on the premises.

Dated: _____________________

____________________________
Signature

____________________________
Name for Registration

In the Presence of:

____________________________

                                    EXHIBIT A

                AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

                               SEE ATTACHED PAGES.

                                       1